Exhibit 10.1

CORCEPT THERAPEUTICS INCORPORATED

WARRANT PURCHASE AGREEMENT

This Warrant Purchase Agreement (“Agreement”) is made as of March 25, 2012 (the “Effective Date”), by and among Corcept Therapeutics Incorporated, a Delaware corporation (the “Company”), and each of those persons and entities, severally and not jointly, listed as a Purchaser on the Schedule of Purchasers attached as Exhibit A hereto (the “Schedule of Purchasers”). Such persons and entities are hereinafter collectively referred to herein as “Purchasers” and each individually as a “Purchaser.”

AGREEMENT

In consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Company and each Purchaser (severally and not jointly) hereby agree as follows:

SECTION 1. AUTHORIZATION OF SALE OF SECURITIES.

The Company has authorized the sale and issuance of warrants in the form of Exhibit B hereto (each a “Warrant” and collectively, the “Warrants”) to purchase an aggregate of up to 4,202,443 shares of its common stock, par value $0.001 per share (the “Common Stock”), on the terms and subject to the conditions set forth in this Agreement.

SECTION 2. AGREEMENT TO SELL AND PURCHASE THE WARRANTS.

2.1 Sale of Warrants. At the Closing (as defined in Section 3), the Company will sell to each Purchaser, and each Purchaser will purchase from the Company, a Warrant to purchase the number of shares of Common Stock set forth opposite such Purchaser’s name on the Schedule of Purchasers (such shares of Common Stock, the “Underlying Shares”). Such number of Underlying Shares shall be equal to that number of shares such Purchaser purchases on or prior to the Closing pursuant to such Purchaser’s exercise of its warrant, dated April 21, 2010 (the “April 2010 Warrant”), issued to it pursuant to the Warrant Purchase Agreement, dated April 21, 2010 (the “2010 Warrant Purchase Agreement”), among the Company and each of the persons named on Schedule I thereto. The aggregate purchase price for the Warrants purchased by each Purchaser is set forth opposite such Purchaser’s name on the Schedule of Purchasers.

2.2 Separate Agreement. Each Purchaser shall severally, and not jointly, be liable for only the purchase of the Warrants that appear on the Schedule of Purchasers that relate to such Purchaser. The Company’s agreement with each of the Purchasers is a separate agreement, and the sale of Warrants to each of the Purchasers is a separate sale. The obligations of each Purchaser hereunder are expressly not conditioned on the purchase by any or all of the other Purchasers of the Warrants such other Purchasers have agreed to purchase.

SECTION 3. CLOSING AND DELIVERY.

3.1 Closing. The closing of the purchase and sale of the Warrants (which Warrants are set forth in the Schedule of Purchasers) pursuant to this Agreement (the “Closing”) shall be held on March 29, 2012 at the offices of Latham & Watkins LLP, 140 Scott Drive, Menlo Park, California 94025, or on such other date and place as may be agreed to by the Company and the Purchasers. At or prior to the Closing, each Purchaser shall execute any related agreements or other documents required to be executed hereunder, dated as of the date of the Closing (the “Closing Date”).

3.2 Issuance of the Warrants at the Closing. At the Closing, the Company shall issue to each Purchaser a Warrant registered in the name of such Purchaser, or in such nominee name(s) as designated by such Purchaser, representing the number of Underlying Shares as set forth in the Schedule of Purchasers. The name(s) in which the Warrant is to be issued to each Purchaser are set forth in the Purchaser Questionnaire and the Selling Stockholder Notice and Questionnaire in the forms attached hereto as Appendix I and II (the “Purchaser Questionnaire” and the “Selling Stockholder Questionnaire,” respectively), as completed by each Purchaser, which shall be provided to the Company no later than the Closing Date. The Warrants shall be delivered to each Purchaser promptly following the Closing Date, but in any event within 10 business days following the Closing Date.

3.3 Delivery of the Registration Rights Agreement. At the Closing, the Company and each Purchaser shall execute and deliver the Registration Rights Agreement in the form attached hereto as Appendix III (the “Registration Rights Agreement”), with respect to the registration of the Underlying Shares under the Securities Act of 1933, as amended (the “Securities Act”).

SECTION 4. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

Except as set forth on the Schedule of Exceptions delivered to the Purchasers concurrently with the execution of this Agreement (the “Schedule of Exceptions”), the Company hereby represents and warrants as of the date hereof to, and covenants with, the Purchasers as follows:

4.1 Organization and Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Delaware, has full corporate power and authority to own or lease its properties and conduct its business as presently conducted, and is duly qualified as a foreign corporation and in good standing in all jurisdictions in which the character of the property owned or leased or the nature of the business transacted by it makes qualification necessary, except where the failure to be so qualified would not have a material adverse effect on the business, properties, financial condition or results or operations of the Company (a “Material Adverse Effect”). The Company has no subsidiaries or equity interest in any other entity.

4.2 Corporate Power; Authorization. The Company has all requisite corporate power, and has taken all requisite corporate action, to execute and deliver this Agreement, the

Warrants and the Registration Rights Agreement (as defined below and collectively, the “Transaction Documents”), sell and issue the Warrants and carry out and perform all of its obligations under the Transaction Documents. Each Transaction Document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws. The execution and delivery of the Transaction Documents do not, and the performance of the Transaction Documents and the compliance with the provisions of the Transaction Documents and the issuance, sale and delivery of the Warrants and the Underlying Shares by the Company will not conflict with, or result in a breach or violation of the terms, conditions or provisions of, or constitute a default under, or result in the creation or imposition of any lien pursuant to the terms of, the Company’s Amended and Restated Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), the Company’s Amended and Restated Bylaws, as amended and as in effect on the date hereof (the “Bylaws”), or any statute, law or rule (including federal and state securities laws and the rules and regulations of the NASDAQ Capital Market (the “Principal Market”)) applicable to the Company or regulation or any state or federal order, judgment or decree applicable to the Company or any indenture, mortgage, lease or other material agreement or instrument to which the Company is a party or any of its properties is subject.

4.3 Issuance and Delivery of the Warrants. The Warrants have been duly authorized and, when issued and paid for in compliance with the provisions of this Agreement, will be validly issued, fully paid and nonassessable. The Underlying Shares have been duly authorized and, upon exercise of the Warrants in accordance with their terms, including payment of the exercise price therefor, will be validly issued, fully paid and nonassessable. The issuance and delivery of the Warrants is not subject to preemptive, co-sale, right of first refusal or any other similar rights of the stockholders of the Company or any liens or encumbrances which have not been validly waived or complied with. Assuming the accuracy of the representations made by each Purchaser in Section 5, the offer and issuance by the Company of the Warrants is exempt from registration under the Securities Act.

4.4 SEC Documents; Financial Statements. The Company has filed in a timely manner all documents that the Company was required to file with the Securities and Exchange Commission (the “Commission”) under Sections 13, 14(a) and 15(d) the Securities Exchange Act of 1934, as amended (the “Exchange Act”), since becoming subject to the requirements of the Exchange Act. As of their respective filing dates (or, if amended prior to the date of this Agreement, when amended), all documents filed by the Company with the Commission (the “SEC Documents”) complied in all material respects with the requirements of the Exchange Act and the rules and regulations of the Commission promulgated thereunder. None of the SEC Documents as of their respective dates contained any untrue statement of material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents (the “Financial Statements”) comply as to form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect thereto. The Financial Statements have been prepared in accordance with United States generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments). Except as disclosed in the SEC Documents, since December 31, 2011, the Company has not altered materially its method of accounting or the manner in which it keeps its accounting books and records. Except as disclosed in the SEC Documents, the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock (other than in connection with repurchases of unvested stock issued to employees of the Company). The Company has not issued any equity securities to any officer, director or affiliate, except (a) Common Stock issued pursuant to existing Company stock option or stock purchase plans or executive and director corporate arrangements disclosed in the SEC Documents, (b) Common Stock issued pursuant to other existing agreements disclosed in the SEC Documents or (c) otherwise as disclosed in the SEC Documents. The Company has no liabilities or obligations required to be disclosed in the SEC Documents that are not so disclosed in the SEC Documents, which, individually or in the aggregate, would have or reasonably be expected to have a Material Adverse Effect.

4.5 Capitalization. All of the Company’s outstanding shares of capital stock have been duly authorized and validly issued and are fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and were not issued in violation of or subject to any preemptive right or other rights to subscribe for or purchase securities. The authorized capital stock of the Company consists of 140,000,000 shares of common stock and 10,000,000 shares of undesignated Preferred Stock. As of the Effective Date, there are no shares of Preferred Stock issued and outstanding and there are 84,354,325 shares of Common Stock issued and outstanding, of which no shares are owned by the Company. There are no other shares of any other class or series of capital stock of the Company issued or outstanding. The Company has no capital stock reserved for issuance, except that, as of the Effective Date, there are 9,026,299 shares of Common Stock reserved for issuance pursuant to warrants outstanding on such date, and 10,338,408 shares of Common Stock reserved for issuance pursuant to options outstanding on such date pursuant to the Company’s 2000 Stock Option Plan and Amended and Restated 2004 Equity Incentive Plan. There are 5,560,131 shares of Common Stock available for future issuance under the Company’s Amended and Restated 2004 Equity Incentive Plan and no shares of Common Stock available for future issuance under the Company’s 2000 Stock Option Plan. There are no bonds, debentures, notes or other indebtedness having general voting rights (or convertible into securities having such rights) (“Voting Debt”) of the Company issued and outstanding. Except as stated above, there are no existing options, warrants, calls, subscriptions or other rights, agreements, arrangements or commitments of any character, relating to the issued or unissued capital stock of the Company, obligating the Company to issue, transfer, sell, redeem, purchase, repurchase or otherwise acquire or cause to be issued, transferred, sold, redeemed, purchased, repurchased or otherwise acquired any capital stock or Voting Debt of, or other equity interest in, the Company or securities or rights convertible into or exchangeable for such shares or equity interests or obligations of the Company to grant, extend or enter into any such option, warrant, call, subscription or other right, agreement, arrangement or commitment. The issuance of Common Stock or other securities pursuant to any provision of this Agreement or the Warrants will not give rise to any preemptive rights or rights of first refusal on behalf of any Person or result in the triggering of any anti-dilution or other similar rights, except as provided herein.

Except as disclosed in the SEC Documents and as provided herein, there are no agreements or arrangements under which the Company is obligated to register the sale of any of their securities under the Securities Act. There are no securities or instruments containing anti-dilution provisions that will be triggered by the issuance of the Warrants or the Underlying Shares. The Company has made available upon request of the Purchasers, a true, correct and complete copy of the Certificate of Incorporation and the Bylaws.

4.6 Litigation. There are no legal or governmental actions, suits or other proceedings pending or, to the Company’s Knowledge, threatened against the Company before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic, or foreign, which actions, suits or proceedings, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect. The Company is not a party to or subject to the provisions of any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental agency or body that might have a Material Adverse Effect. “Knowledge” shall mean the knowledge of the Company’s executive officers.

4.7 Governmental Consents. No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state, or local governmental authority on the part of the Company is required in connection with the consummation of the transactions contemplated by this Agreement or the Registration Rights Agreement except for (a) the filing of a Form D with the Commission under the Securities Act and compliance with the securities and blue sky laws in the states and other jurisdictions in which shares of Common Stock are offered and/or sold, which compliance will be effected in accordance with such laws, (b) the approval by the Principal Market of the listing of the Underlying Shares and (c) the filing of one or more registration statements and all amendments thereto with the Commission as contemplated by the Registration Rights Agreement.

4.8 No Default or Consents. Neither the execution, delivery or performance of the Transaction Documents by the Company nor the consummation of any of the transactions contemplated thereby (including the issuance and sale by the Company of the Warrants and the Underlying Shares) will give rise to a right to terminate or accelerate the due date of any payment due under, or conflict with or result in the breach of any term or provision of, or constitute a default (or an event which with notice or lapse of time or both would constitute a default) under, or require any consent or waiver under, or result in the execution or imposition of any lien, charge or encumbrance upon any properties or assets of the Company pursuant to the terms of, any indenture, mortgage, deed of trust or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or businesses is bound, or any franchise, license, permit, judgment, decree, order, statute, rule or regulation applicable to the Company or violate any provision of the Certificate of Incorporation or the Bylaws, except in each case as would not cause, either individually or in the aggregate, a Material Adverse Effect, and except for such consents or waivers which have already been obtained and are in full force and effect.

4.9 No Material Adverse Change. Except as disclosed in the Schedule of Exceptions or in the SEC Documents, since December 31, 2011, there have not been any changes in the authorized capital, assets, liabilities, financial condition, business, Material Agreements or operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not had, either individually or in the aggregate, a Material Adverse Effect.

4.10 No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in connection with the offer or sale of the Warrants.

4.11 No Integrated Offering. None of the Company, any of its affiliates or any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would adversely affect reliance by the Company on Section 4(2) of the Securities Act or require registration of any of the Warrants under the Securities Act or cause this offering of the Warrants to be integrated with prior offerings by the Company for purposes of the Securities Act or any applicable stockholder approval provisions, including under the rules and regulations of the Principal Market.

4.12 Sarbanes-Oxley Act. To the Company’s Knowledge, the Company is in material compliance with the requirements of the Sarbanes-Oxley Act of 2002 that are effective and applicable to the Company as of the date hereof, and the rules and regulations promulgated by the Commission thereunder that are effective and applicable to the Company as of the date hereof.

4.13 Patents and Trademarks. To the Company’s Knowledge, the Company has or has rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the SEC Documents and which the failure to so have could, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Except as set forth in the SEC Documents, the Company has not received a written notice that the Intellectual Property Rights used by the Company violates or infringes upon the rights of any Person. Except as set forth in the SEC Documents, to the Company’s Knowledge, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights.

4.14 Listing and Maintenance Requirements. Except as specified in the SEC Documents, the Company has not, in the two years preceding the date hereof, received notice from the Principal Market to the effect that the Company is not in compliance with the listing or maintenance requirements thereof. Except as disclosed in the SEC Documents, the Company is in compliance with the listing and maintenance requirements for continued listing of the Common Stock. The issuance and sale of the Warrants under this Agreement does not contravene the rules and regulations of the Principal Market and no approval of the stockholders of the Company thereunder is required for the Company to issue and deliver to the Purchasers the Warrants.

4.15 Disclosure. The Company understands and confirms that the Purchasers will rely on the foregoing representations and covenants in effecting transactions in securities of the Company. To the Company’s Knowledge, all due diligence materials regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company to the Purchasers or their representatives upon their request are, when taken together with the SEC

Documents, true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company confirms that neither it nor any of its officers or directors nor any other Person acting on its or their behalf has provided, and it has not authorized any other party to provide, any Purchaser or its respective agents or counsel with any information that it believes constitutes or could reasonably be expected to constitute material, non-public information except insofar as the existence, provisions and terms of this Agreement and the proposed transactions hereunder may constitute such information. The Company understands and confirms that each of the Purchasers will rely on the foregoing representations in effecting transactions in securities of the Company as contemplated by this Agreement. No event or circumstance has occurred or information exists with respect to the Company or its business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed, except for the announcement of this Agreement and related transactions and as may be disclosed in the Current Report on Form 8-K filed by the Company.

4.16 Contracts. (a) Each indenture, contract, lease, mortgage, deed of trust, note agreement, loan or other agreement or instrument of a character that is required to be described or summarized in the SEC Reports or to be filed as an exhibit to the SEC Reports under the Securities Act and the rules and regulations promulgated thereunder (collectively, the “Material Contracts”) is so described, summarized or filed.

(b) The Material Contracts to which the Company is a party have been duly and validly authorized, executed and delivered by the Company and constitute the legal, valid and binding agreements of the Company, enforceable by and against the Company in accordance with their respective terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors’ rights generally, and general equitable principles relating to the availability of remedies, except as rights to indemnity or contribution may be limited by federal or state securities laws.

4.17 Properties and Assets. The Company has good and marketable title to all the properties and assets described as owned by it in the Company’s financial statements, free and clear of all liens, mortgages, pledges or encumbrances of any kind except (i) those, if any, reflected in such consolidated financial statements or (ii) those that are not material in amount and do not adversely affect the use made and proposed to be made of such property by the Company. The Company holds its leased properties under valid and binding leases. The Company owns or leases all such properties as are necessary to its operations as now conducted.

4.18 Compliance. The Company (a) is in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments applicable to it, including any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Applicable Laws”), (b) has received all material permits, licenses or other approvals required under Applicable Laws to conduct its business and (c) is in compliance in all material respects with all terms and conditions of any such permit, license or approval. Except as disclosed in the SEC Documents, there are no material costs or liabilities associated with Applicable Laws, including any capital or operating expenditures required for clean-up, closure of properties or compliance with Applicable Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties. The Company has not received any notice of purported or actual material non-compliance with Applicable Laws nor, except to the extent it would not individually or in the aggregate reasonably be expected to have a Material Adverse Effect, any notice of any material, actual or proposed changes in the existing Applicable Laws. The Company has not received any communication from any governmental authority (i) threatening to revoke any permit, license, franchise, certificate of authority or other governmental authorization, or (ii) threatening or contemplating revocation or limitation of, or which would have the effect of prohibiting or limiting the Company’s business as is currently conducted in any material respect. The Company is not subject to any claim relating to any Applicable Laws which claim has had or would reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect, and, to the Company’s Knowledge, there is no pending or threatened investigation that might lead to such a claim.

4.19 Taxes. The Company has filed on a timely basis (giving effect to extensions) all required federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company does not have any Knowledge of a tax deficiency that has been or might be asserted or threatened against it that could have a Material Adverse Effect. All tax liabilities accrued through the date hereof have been adequately provided for on the books of the Company.

4.20 Transfer Taxes. On the Closing Date, all stock transfer or other taxes (other than income taxes) that are required to be paid in connection with the sale and transfer of the Warrants to be sold to the Purchaser hereunder will have been fully paid or provided for by the Company and all laws imposing such taxes will have been fully complied with.

4.21 Investment Company. The Company is not an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for an investment company, within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission promulgated thereunder, and shall conduct its business in a manner so that it will not become required to be registered as an “investment company” under the Investment Company Act.

4.22 Insurance. The Company maintains insurance underwritten by insurers of recognized financial responsibility, of the types and in the amounts that the Company reasonably believes is adequate for businesses, including Directors’ and Officers’ liability insurance and insurance covering all real and personal property owned or leased by the Company against theft, damage, destruction, acts of vandalism and all other risks customarily insured against, with such deductibles as are customary for companies in the same or similar business, all of which insurance is in full force and effect. The Company has not received any written notice of cancellation of such insurance or that the Company will not be able to renew its existing insurance coverage as and when such coverage expires. The Company believes it will be able to obtain similar coverage at reasonable cost from similar insurers as may be necessary to continue its business.

4.23 Price of Common Stock. Neither the Company nor, to its Knowledge, any of its affiliates has taken, directly or indirectly, any action designed to or which has constituted or which might reasonably be expected to cause or result, under the Exchange Act or otherwise, in the stabilization or manipulation of the price of any securities of the Company to facilitate the sale or resale of the Underlying Shares and the Warrants.

4.24 Governmental Permits, Etc. The Company has all franchises, licenses, certificates and other authorizations from such federal, state or local government or governmental agency, department or body that are currently necessary for the operation of the business of the Company as currently conducted, except where the failure to posses currently such franchises, licenses, certificates and other authorizations is not reasonably expected to have a Material Adverse Effect.

4.25 Internal Control over Financial Reporting; Sarbanes-Oxley Matters. The Company maintains internal control over financial reporting (as such term is defined in paragraph (f) of Rule 13a-15 under the Exchange Act) as required by Rule 13a-15 under the Exchange Act. The Company is in compliance in all material respects with all applicable provisions of the Sarbanes-Oxley Act of 2002, and the rules and regulations promulgated thereunder. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by its most recently filed quarterly or annual periodic report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed quarterly or annual periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the Company’s disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there has been no change in the Company’s internal control over financial reporting (as defined in Exchange Act Rules 13a-15(f) and 15d-15(f)) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

4.26 Foreign Corrupt Practices. The Company, nor, to the Knowledge of the Company, any director, officer, agent, employee or other Person acting on behalf of the Company has, in the course of its actions for, or on behalf of, the Company: (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

4.27 Employee Relations. The Company believes that its relations with its employees are good. No executive officer of the Company (as defined in Rule 501(f) promulgated under the Securities Act) has notified the Company that such officer intends to leave the Company or otherwise terminate such officer’s employment with the Company. No executive officer of the Company is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other agreement or any restrictive covenant involving or otherwise affecting such executive officer’s relationship with the Company, and the continued employment of each such executive officer does not subject the Company to any liability with respect to any of the foregoing matters.

4.28 ERISA. The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (herein called “ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan”; or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the “Code”); and each “Pension Plan” for which the Company would have liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

4.29 OFAC. Neither the Company nor, to the Company’s Knowledge, any director, officer, agent, employee or affiliate of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), and the Company will not intentionally directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

4.30 Transactions with Affiliates. Except as disclosed in the SEC Documents and as contemplated pursuant to this Agreement, none of the officers or directors of the Company and, to the Knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or to a presently contemplated transaction (other than for services as employees, officers and directors) that would be required to be disclosed pursuant to Item 404 of Regulation S-K promulgated under the Securities Act. There is no transaction, arrangement, or other relationship between the Company and an unconsolidated or other off-balance sheet entity that is required to be disclosed by the Company in the SEC Documents and is not so disclosed and would have or reasonably be expected to have a Material Adverse Effect.

4.31 Shell Company Status. The Company is not a shell company, and is not, and has never been, an issuer identified in Rule 144(i)(1).

4.32 Application of Takeover Protections; Rights Agreements. Except as disclosed in the SEC Documents, the Company has not adopted any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Common Stock or a change in control of the Company. The Company and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation or other organizational documents or the laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to any Purchaser solely as a result of the transactions contemplated by this Agreement.

4.33 No Additional Agreements. The Company does not have any agreement or understanding with any Purchaser with respect to the transactions contemplated by this Agreement other than as specified in this Agreement.

4.34 Compliance in Clinical Trials. The clinical trials conducted by or on behalf of the Company that are described in the SEC Documents, investor presentations, exhibits, documents incorporated by reference and annexes thereto (the “Clinical Documents”) or the results of which are referred to in the documents relating to this Agreement and the purchase of the Warrants, if any, are the only clinical trials currently being conducted by or on behalf of the Company. Nothing has come to the attention of the Company that has caused the Company to believe that such studies and tests were and, if still pending, are being, conducted not in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards and applicable local, state and federal laws, rules, regulations and guidances, including the principles of Good Clinical Practice, the Federal Food, Drug and Cosmetic Act and implementing regulations at 21 C.F.R. Parts 50, 54, 56, 58 and 312, and has made all reports, filings and notifications required thereunder, including the reports required by 21 C.F.R. § 312.32; the descriptions of the results of such studies, tests and trials contained in the Clinical Documents, if any, are not inconsistent with such results in any material respects. Except as described in the Clinical Documents, no results of any other studies or tests have come to the attention of the Company that have caused the Company to believe that such results call into question the results described in the Clinical Documents of the clinical trials. The Company has not received any notices or correspondence from the FDA or any other governmental agency requiring the termination, suspension or modification of any clinical trials currently conducted by, or on behalf of, the Company or in which the Company has participated that are described in the Clinical Documents, if any, or the results of which are referred to in the Clinical Documents. Nothing has come to the attention of the Company that has caused the Company to believe that the clinical trials previously conducted by or on behalf of the Company while conducted by or on behalf of the Company, were not conducted in accordance with experimental protocols, procedures and controls pursuant to accepted professional scientific standards; the descriptions of the results of such studies, tests and trials contained in the Clinical Documents, if any, are not inconsistent with such results.

SECTION 5. REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PURCHASERS.

5.1 Each Purchaser, severally and not jointly, represents and warrants to and covenants with the Company that:

(a) Purchaser, taking into account the personnel and resources it can practically bring to bear on the purchase of the Warrants contemplated hereby, is knowledgeable, sophisticated and experienced in making, and is qualified to make, decisions with respect to investments in securities presenting an investment decision like that involved in the purchase of the Warrants, including investments in securities issued by the Company, and has requested, received, reviewed and considered all information Purchaser deems relevant (including the SEC Documents) in making an informed decision to purchase the Warrants.

(b) Purchaser is acquiring the Warrants pursuant to this Agreement in the ordinary course of its business and for its own account for investment only and with no present intention of distributing any of such Warrants or any arrangement or understanding with any other persons regarding the distribution of such Warrants, except in compliance with Section 5.1(c).

(c) Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the securities purchased hereunder except in compliance with the Securities Act, applicable blue sky laws, and the rules and regulations promulgated thereunder.

(d) Purchaser has, in connection with its decision to purchase the Warrants, relied with respect to the Company and its affairs solely upon the SEC Documents and the representations and warranties of the Company contained herein.

(e) Purchaser is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated under the Securities Act or a Qualified Institutional Buyer within the meaning of Rule 144A promulgated under the Securities Act.

(f) Purchaser has full right, power, authority and capacity to enter into this Agreement and the Registration Rights Agreement and to consummate the transactions contemplated by this Agreement and the Registration Rights Agreement and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Registration Rights Agreement. Upon the execution and delivery of this Agreement and the Registration Rights Agreement by Purchaser, this Agreement and the Registration Rights Agreement shall each constitute a valid and binding obligation of Purchaser, enforceable in accordance with its terms, except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors’ rights generally, (ii) as limited by equitable principles generally, including any specific performance and (iii) with respect to the Registration Rights Agreement, as rights to indemnity or contribution may be limited by state or federal laws or public policy underlying such laws.

(g) Except as disclosed in the Purchaser Questionnaire, Purchaser is not a broker or dealer registered pursuant to Section 15 of the Exchange Act (a “registered broker-dealer”) and is not affiliated with a registered broker-dealer. Purchaser is not party to any agreement for distribution of any of the Warrants.

(h) Purchaser shall have completed or caused to be completed and delivered to the Company at no later than the Closing Date, the Purchaser Questionnaire and the Selling Stockholder Questionnaire for use in preparation of the Registration Statement (as defined in the Registration Rights Agreement), and the answers to the Purchaser Questionnaire and the Selling Stockholder Questionnaire are true and correct in all material respects as of the date of this Agreement and will be true and correct as of the Closing Date and the effective date of the Registration Statement; provided that the Purchasers shall be entitled to update such information by providing notice thereof to the Company before the effective date of such Registration Statement.

(i) Purchaser agrees that until such time as the Exercised Shares may be sold pursuant to Rule 144 under the Securities Act (“Rule 144”) without any restriction as to the manner of sale or the number of securities as of a particular date that can then be immediately sold, it will resell the Exercised Shares only pursuant to the registration statement on Form S-3 (Registration No. 333-167211) (the “2010 Warrants Registration Statement”), in a manner described under the caption “Plan of Distribution” in the 2010 Warrants Registration Statement and in a manner in compliance with all applicable securities laws, including, without limitation, any applicable prospectus delivery requirements of the Securities Act and the insider trading restrictions of the Exchange Act. If the Exercised Shares are not sold pursuant to the 2010 Warrants Registration Statement in the manner described under the caption “Plan of Distribution” in the 2010 Warrants Registration Statement, Purchaser agrees to deliver the Exercised Shares to the Company’s transfer agent to enable the transfer agent to affix any appropriate restrictive legends and to institute stop transfer instructions if appropriate. Purchaser agrees that Latham & Watkins LLP is entitled to rely on its representations, warranties and covenants in this Agreement in connection with the opinion such firm is rendering pursuant to Section 7.3 hereof.

5.2 Purchaser represents, warrants and covenants to the Company that except pursuant to the exercise of its April 2010 Warrant as contemplated hereby, Purchaser has not, either directly or indirectly through an affiliate, agent or representative of the Company, engaged in any transaction in the securities of the Company subsequent to April 21, 2010, except as set forth in filings required to be made by Purchaser with the Commission pursuant to Section 16 of the Exchange Act or in written notice to the Company delivered prior to the date of this Agreement. Purchaser represents and warrants to and covenants with the Company that Purchaser has not engaged and will not engage in any short sales of the Company’s Common Stock prior to the effectiveness of the Registration Statement (either directly or indirectly through an affiliate, agent or representative).

5.3 Purchaser understands that nothing in this Agreement or any other materials presented to Purchaser in connection with the purchase and sale of the Warrants constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Warrants.

5.4 Legends.

(a) Purchaser understands that, until such time as the Underlying Shares have been sold pursuant to the Registration Statement or the Warrants may be sold pursuant to Rule 144 without any restriction as to the number of securities as of a particular date that can then be immediately sold, the Underlying Shares may bear one or more legends in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE

SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

It is understood that the Warrants may bear one or more legends in substantially the following form and substance:

“THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY OTHER APPLICABLE SECURITIES LAWS AND HAVE BEEN ISSUED IN RELIANCE UPON AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH OTHER SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED, HYPOTHECATED OR OTHERWISE DISPOSED OF, EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO A TRANSACTION WHICH IS EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, IN EACH CASE IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS, AND IN THE CASE OF A TRANSACTION EXEMPT FROM, OR NOT SUBJECT TO, SUCH REGISTRATION, UNLESS THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO IT THAT SUCH TRANSACTION DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT AND SUCH OTHER APPLICABLE LAWS.”

In addition, certificates representing the Warrants or the Underlying Shares may contain:

(i) any legend required by the laws of the State of California, including any legend required by the California Department of Corporations;

(ii) any legend required by the blue sky laws of any other state to the extent such laws are applicable to the sale of such Warrants or Underlying Shares hereunder; and

(iii) a legend regarding affiliate status, if applicable.

(b) The Company agrees that at such time as such legend is no longer required under this Section, it will, no later than three (3) business days following the delivery by a Purchaser to the Company or the Company’s transfer agent of a certificate representing Underlying Shares, as applicable, issued with a restrictive legend, together with such representations and covenants of such Purchaser or such Purchaser’s executing broker as the Company may reasonably require in connection therewith, deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from any legend referring to the Securities Act. The Company shall not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Certificates for Underlying Shares subject to legend removal hereunder shall be transmitted by the transfer agent of the Company to the Purchasers by crediting the account of such Purchaser’s prime broker with the Depository Trust Company (“DTC”). All costs and expenses related to the removal of the legends and the reissuance of any Warrants shall be borne by the Company.

(c) The restrictive legend set forth in this section above shall be removed and the Company shall issue a certificate without such restrictive legend or any other restrictive legend to the holder of the applicable shares upon which it is stamped or issue to such holder by electronic delivery with the applicable balance account at DTC or in physical certificated shares, if appropriate, if (i) such Underlying Shares are registered for resale under the Securities Act (provided that the Purchaser agrees to only sell such Underlying Shares during such time that such registration statement is effective and such Purchaser is not aware or has not been notified by the Company that such registration statement has been withdrawn or suspended, and only as permitted by such registration statement); (ii) such Shares are sold or transferred pursuant to Rule 144 (if the transferor is not an affiliate of the Company); or (iii) such Underlying Shares are eligible for sale without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such securities and without volume or manner-of-sale restrictions. Subject to (i) receipt of such representations and (ii) such covenants as are contemplated hereby, following the earlier of (x) the effective date of the Registration Statement or (y) Rule 144 becoming available for the resale of the Underlying Shares, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to the Underlying Shares and without volume or manner-of-sale restrictions, the Company shall issue to the Company’s transfer agent the instructions with respect to legend removal consistent with this Section. Any fees (with respect to the transfer agent, the Company’s counsel or otherwise) associated with the issuance of such opinion or the removal of such legend shall be borne by the Company.

5.5 Restricted Warrants. Purchaser understands that the Warrants are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Warrants may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, such Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act.

5.6 Exercise of Warrants. Purchaser agrees to exercise, on or prior to the Closing, such Purchaser’s April 2010 Warrant with respect to that number of shares of Common Stock as set forth on Exhibit C (the “Exercised Shares”). On or prior to the Closing, Purchaser shall deliver a notice of warrant exercise in the form of Exhibit A to the April 2010 Warrant and pay the aggregate exercise price for such Exercised Shares by wire transfer of immediately available funds.

SECTION 6. CONDITIONS TO COMPANY’S OBLIGATIONS AT THE CLOSING.

The Company’s obligation to complete the sale and issuance of the Warrants and deliver Warrants to each Purchaser, individually, as set forth in the Schedule of Purchasers at the Closing shall be subject to the following conditions to the extent not waived by the Company:

6.1 Receipt of Payment. Subject to Section 7.7, the Company shall have received payment, by wire transfer of immediately available funds, in the full amount of the purchase price for the Warrant being purchased by such Purchaser at the Closing as set forth in the Schedule of Purchasers.

6.2 Exercise of April 2010 Warrants. Such Purchaser shall have exercised its April 2010 Warrant pursuant to a Warrant Exercise Notice. The Company shall have received payment from such Purchaser, by wire transfer of immediately available funds, in the full amount of the aggregate exercise price for such Purchaser’s Exercised Shares.

6.3 Representations and Warranties. The representations and warranties made by such Purchaser in Section 5 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date.

6.4 Receipt of Executed Documents. Such Purchaser shall have executed and delivered to the Company the Warrant Exercise Notice, the Registration Rights Agreement, the Purchaser Questionnaire, the Selling Stockholder Questionnaire and a waiver of the preemptive rights in Section 8 of the 2010 Warrant Purchase Agreement.

6.5 Nasdaq Approval. The Underlying Shares shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

SECTION 7. CONDITIONS TO PURCHASERS’ OBLIGATIONS AT THE CLOSING.

Each Purchaser’s obligation to accept delivery of the Warrants and to pay for the Warrants shall be subject to the following conditions to the extent not waived by such Purchaser:

7.1 Representations and Warranties Correct. The representations and warranties made by the Company in Section 4 hereof shall be true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date (except that those representations and warranties which address matters only as of a particular date need only be true and correct as of such date).

7.2 Receipt of Executed Registration Rights Agreement. The Company shall have executed and delivered to the Purchasers the Registration Rights Agreement.

7.3 Legal Opinion. The Purchasers shall have received an opinion of Latham & Watkins LLP, special counsel to the Company, substantially in the form set forth in Appendix IV hereto.

7.4 Certificate. Each Purchaser shall have received a certificate signed by the Chief Executive Officer and the Chief Financial or Accounting Officer to the effect that the representations and warranties of the Company in Section 4 hereof are true and correct in all material respects as of, and as if made on, the date of this Agreement and as of the Closing Date and that the Company has satisfied in all material respects all of the conditions set forth in this Section 7.

7.5 Good Standing. The Company is validly existing as a corporation in good standing under the laws of Delaware. The Company shall have delivered to each Purchaser upon request a certificate as of a recent date as to the corporate good standing of the Company issued by the Secretary of State of the State of Delaware and the Secretary of State of California.

7.6 Nasdaq Approval. The Underlying Shares shall have been approved for listing on the Nasdaq Capital Market, subject to official notice of issuance.

7.7 Physical Delivery Requirement. The Company shall have delivered to any Purchaser whose legal status requires under applicable law such delivery duly executed Warrants (in such denominations as indicated below such Purchaser’s name on the applicable signature page hereto) and in such nominee names as may be specified by such Purchaser.

7.8 Judgments. No judgment, writ, order, injunction, award or decree of or by any court, or judge, justice or magistrate, including any bankruptcy court or judge, or any order of or by any governmental authority, shall have been issued, and no action or proceeding shall have been instituted by any governmental authority, enjoining or preventing the consummation of the transactions contemplated hereby.

7.9 Stop Orders. No stop order or suspension of trading shall have been imposed by the Principal Market, the SEC or any other governmental regulatory body with respect to public trading in the Common Stock.

SECTION 8. BROKER’S FEES.

The Company and each Purchaser (severally and not jointly) hereby represent that there are no other brokers or finders entitled to compensation in connection with the sale of the Securities, and shall indemnify each other for any such fees for which they are responsible.

SECTION 9. INDEMNIFICATION.

9.1 Indemnification by the Company. The Company agrees to indemnify and hold harmless each of the Purchasers and each Person, if any, who controls any Purchaser within the meaning of the Securities Act (each, an “Indemnified Party”), against any losses, claims, damages, liabilities or expenses, joint or several, to which such Indemnified Party may become subject under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based in whole or in part on any inaccuracy in the representations and warranties of the Company contained in this Agreement or any failure of the Company to perform its obligations hereunder, and will reimburse each Indemnified Party for any legal and other expenses reasonably incurred as such expenses are reasonably incurred by such Indemnified Party in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage, liability or expense arises out of or is based upon (i) the failure of such Indemnified Party to comply with the covenants and agreements contained in Section 5 above respecting sale of the Warrants (including the Underlying Shares), or (ii) the inaccuracy of any representations made by such Indemnified Party herein.

9.2 Indemnification by Purchasers. Each Purchaser shall severally, and not jointly, indemnify and hold harmless the other Purchasers and the Company, each of its directors, and each Person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages, liabilities or expenses to which the Company, each of its directors or each of its other controlling Persons may become subject, under the Securities Act, the Exchange Act, or any other federal or state statutory law or regulation, or at common law or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Purchaser) insofar as such losses, claims, damages, liabilities or expenses (or actions in respect thereof as contemplated below) arise out of or are based upon (i) any failure by such Purchaser to comply with the covenants and agreements contained in Section 5 above respecting the sale of the Warrants (including the Underlying Shares) unless such failure by such Purchaser is directly caused by the Company’s failure to provide written notice of a Suspension to such Purchaser or (ii) the inaccuracy of any representation made by such Purchaser herein, in each case to the extent, and will reimburse the Company, each of its directors, and each of its controlling Persons for any legal and other expense reasonably incurred, as such expenses are reasonably incurred by the Company, each of its directors, and each of its controlling Persons in connection with investigating, defending, settling, compromising or paying any such loss, claim, damage, liability, expense or action. No Purchaser shall be liable for the indemnification obligations of any other Purchaser.

SECTION 10. ACCESS TO INFORMATION.

From the date hereof until the Closing, the Company will make reasonably available to the Purchasers’ representatives, consultants and their respective counsels for inspection, such information and documents as the Purchasers reasonably request, and will make available at reasonable times and to a reasonable extent officers and employees of the Company to discuss the business and affairs of the Company.

SECTION 11. USE OF PURCHASERS’ NAMES.

Except as otherwise required by applicable law or regulation, the Company shall not use the Purchasers’ names or the name of any of their affiliates in any advertisement, announcement, press release or other similar public communication unless it has received the prior written consent of the applicable Purchaser for the specific use contemplated which consent shall not be unreasonably withheld.

SECTION 12. NOTICES.

All notices, requests, consents and other communications hereunder shall be in writing, shall be sent by confirmed facsimile or electronic mail, or mailed by first-class registered or certified airmail, or nationally recognized overnight express courier, postage prepaid, and shall be deemed given when so sent in the case of facsimile or electronic mail transmission, or when so received in the case of mail or courier, and addressed as follows:

(a) if to the Company, to:

Corcept Therapeutics Incorporated

149 Commonwealth Drive

Menlo Park, California 94025

Attention: G. Charles Robb, Chief Financial Officer

Facsimile: (650) 327-3270

E-Mail: crobb@corcept.com

with a copy to (which copy shall not constitute notice):

Latham & Watkins LLP

140 Scott Drive

Menlo Park, California 94025

Attention: Alan C. Mendelson

Facsimile: (650) 463-4693

E-Mail: alan.mendelson@lw.com

or to such other person at such other place as the Company shall designate to the Purchasers in writing; and

(b) if to the Purchasers, at the address as set forth at the end of this Agreement, or at such other address or addresses as may have been furnished to the Company in writing.

SECTION 13. MISCELLANEOUS.

13.1 Waivers and Amendments. Neither this Agreement nor any provision hereof may be changed, waived, discharged, terminated, modified or amended except upon the written consent of the Company and holders of at least a majority of the Underlying Shares (whether outstanding or represented by the Warrants).

13.2 Headings. The headings of the various sections of this Agreement have been inserted for convenience of reference only and shall not be deemed to be part of this Agreement.

13.3 Severability. In case any provision contained in this Agreement should be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

13.4 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof (other than Section 5-1401 of the New York General Obligations Law). Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

13.5 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument, and shall become effective when one or more counterparts have been signed by each party hereto and delivered to the other parties.

13.6 Successors and Assigns. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

13.7 Entire Agreement. This Agreement and other documents delivered pursuant hereto, including the exhibit and the Schedule of Exceptions, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

13.8 Payment of Fees and Expenses. Each of the Company and the Purchasers shall bear its own expenses and legal fees incurred on its behalf with respect to this Agreement and the transactions contemplated hereby. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorney’s fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

13.9 Interpretative Provisions. Whenever the words “include”, “includes” or “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation”, whether or not they are in fact followed by those words or words of like import.

13.10 Survival. The representations, warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Company or the Purchasers and the Closing.

13.11 Waiver of Conflicts. Each party to this Agreement acknowledges that Latham & Watkins LLP has in the past performed and may continue to perform legal services for certain of the Purchasers in matters unrelated to the transactions described in this Agreement, including the representation of such Purchasers in venture capital financings and other matters. Accordingly, each party to this Agreement hereby (a) acknowledges that they have had an opportunity to ask for information relevant to this disclosure; and (b) gives its informed consent to (i) Latham & Watkins LLP’s independent representation of certain of the Purchasers in such unrelated matters; and (ii) Latham & Watkins LLP’s representation of the Company in connection with this Agreement and the transactions contemplated hereby.

[signature pages follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized representatives as of the day and year first above written.

CORCEPT THERAPEUTICS INCORPORATED

By:	/s/ G. Charles Robb
Name:	G. Charles Robb
Title:	Chief Financial Officer

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WARRANT PURCHASE AGREEMENT

PURCHASERS:

Ingalls & Snyder Value Partners, L.P.	Robert L. Gipson
By: /s/ Thomas O. Boucher Jr.	By: /s/ Robert L. Gipson
Name: Thomas O. Boucher Jr.	Name: Robert L. Gipson
Title: General Partner

Thomas L. Gipson	Thomas O. Boucher, Jr.
By: /s/ Thomas O. Boucher, Jr., attorney-in-fact	By: /s/ Thomas O. Boucher, Jr.
Name: Thomas L. Gipson	Name: Thomas O. Boucher, Jr.

Federated Kaufmann Fund, a portfolio of Federated Equity Funds	Federated Kaufmann Fund II, a portfolio of Federated Insurance Series
By: /s/ Hans P. Utsch	By: /s/ Aash Shah
Name: Hans P. Utsch	Name: Aash Shah
Title: Vice President, Federated Global Investment Management, as attorney-in-fact	Title: Vice President, Federated Global Investment Management, as attorney-in-fact

Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds	American Skandia Trust, Federated Aggressive Growth Portfolio
By: /s/ Hans P. Utsch	By: /s/ Aash Shah
Name: Hans P. Utsch	Name: Aash Shah
Title: Vice President, Federated Global Investment Management, as attorney-in-fact	Title: Vice President, Federated Global Investment Management, as attorney-in-fact

Longitude Venture Partners, L.P.	Longitude Capital Associates, L.P.
By: Longitude Capital Partners, LLC	By: Longitude Capital Partners, LLC
Its: General Partner	Its: General Partner
By: /s/ Patrick Enright	By: /s/ Patrick Enright
Name: Patrick Enright	Name: Patrick Enright
Title: Managing Member	Title: Managing Member

Sutter Hill Ventures, a California Limited Partnership	Saunders Holdings, L.P.
By: /s/ David E. Sweet	By: /s/ Robert Yin Under Power of Attorney
Name: David E. Sweet	Name: G. Leonard Baker, Jr.
Title: Managing Director of the General Partner	Title: General Partner

Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement dated 2/24/99	James N. White and Patricia A. O’Brien, Co-Trustees of The White Family Trust U/A/D 4/3/97
By: /s/ Robert Yin Under Power of Attorney	By: /s/ Robert Yin Under Power of Attorney
Name: Gregory P. Sands	Name: James N. White
Title: Trustee	Title: Trustee

David L. Anderson, Trustee of The Anderson Living Trust U/A/D/ 1/22/98 By: /s/ Robert Yin Under Power of Attorney	G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03
Name: David L. Anderson	By: /s/ Robert Yin Under Power of Attorney
Title: Trustee	Name: G. Leonard Baker, Jr.
Title: Trustee

Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust, U/A/D 4/23/98	James C. Gaither, Trustee of The Gaither Revocable Trust, U/A/D 9/28/00 By: /s/ Robert Yin Under Power of Attorney
By: /s/ Robert Yin Under Power of Attorney	Name: James C. Gaither
Name: Tench Coxe	Title: Trustee
Title: Trustee

Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement dated 7/19/06	David E. Sweet and Robin T. Sweet as Trustees of the David and Robin Sweet Living Trust Dated 7/6/04
By: /s/ Robert Yin Under Power of Attorney	By: /s/ Robert Yin Under Power of Attorney
Name: Michael L. Speiser	Name: David E. Sweet
Title: Trustee	Title: Trustee

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WARRANT PURCHASE AGREEMENT

William H. Younger, Jr., Trustee, The William H. Younger, Jr. Revocable Trust U/A/D	Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust
By: /s/ Robert Yin Under Power of Attorney	By: /s/ Robert Yin Under Power of Attorney
Name: William H. Younger, Jr.,	Name: Andrew T. Sheehan
Title: Trustee	Title: Trustee

Jeffrey W. Bird and Christina R. Bird, Co-Trustees of Jeffrey W. and Christina R. Bird Trust U/A/D 10/31/00	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO G. Leonard Baker, Jr.
By: /s/ Robert Yin Under Power of Attorney	By: /s/ Thomas M. Thurston
Name: Jeffrey W. Bird	Name: Thomas M. Thurston
Title: Trustee	Title: Vice President, Institutional Trust Services

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe
By: /s/ Thomas M. Thurston	By: /s/ Thomas M. Thurston
Name: Thomas M. Thurston	Name: Thomas M. Thurston
Title: Vice President, Institutional Trust Services	Title: Vice President, Institutional Trust Services

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H Younger, Jr.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar
By: /s/ Thomas M. Thurston	By: /s/ Thomas M. Thurston
Name: Thomas M. Thurston	Name: Thomas M. Thurston
Title: Vice President, Institutional Trust Services	Title: Vice President, Institutional Trust Services

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover)	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post)
By: /s/ Thomas M. Thurston	By: /s/ Thomas M. Thurston
Name: Thomas M. Thurston	Name: Thomas M. Thurston
Title: Vice President, Institutional Trust Services	Title: Vice President, Institutional Trust Services

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen
By: /s/ Thomas M. Thurston
Name: Thomas M. Thurston
Title: Vice President, Institutional Trust Services

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WARRANT PURCHASE AGREEMENT

Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin	David L Mahoney & Winnifred C. Ellis 1998 Family Trust
By: /s/ Thomas M. Thurston	By: /s/ David L. Mahoney
Name: Thomas M. Thurston	Name: David L. Mahoney
Title: Vice President, Institutional Trust Services	Title: Trustee

Joseph C. Cook, Jr. and Judith E. Cook, as Tenants in Common	Joseph C. Cook, III
By: /s/ Joseph C. Cook, Jr.	By: /s/ Joseph C. Cook, III
Name: Joseph C. Cook, Jr.	Name: Joseph C. Cook, III
By: /s/ Judith E. Cook
Name: Judith E. Cook

Steven D. Singleton	Byron W. Smith
By: /s/ Steven D. Singleton	By: /s/ Byron W. Smith
Name: Steven D. Singleton	Name: Byron W. Smith

Alexander Casdin	Longfellow Venture Partners, LLC
By: /s/ Alexander W. Casdin	By: /s/ Meredith Clark Shachoy
Name: Alexander W. Casdin	Name: Meredith Clark Shachoy
Title: President

Pelmea LP By: /s/ Meredith Clark Shachoy Name: Meredith Clark Shachoy Title: Manager Pelmea, LLC General Partner Pelmea LP	DeVivo Asset Management Co. LLC Money Purchase Pension Plan Fbo Douglas G. DeVivo dtd 1/1/84
By: /s/ Douglas G. DeVivo
Name: Douglas G. DeVivo
Title: Trustee

Steven D. Pruett	VP Company Investments 2008, LLC
By: /s/ Steven D. Pruett	By: /s/ Alan C. Mendelson
Name: Steven D. Pruett	Name: Alan C. Mendelson
Title: Member of Management Committee

Alan C. and Agnes B. Mendelson Family Trust
By: /s/ Alan C. Mendelson
Name: Alan C. Mendelson
Title: Trustee

SIGNATURE PAGES TO

WARRANT PURCHASE AGREEMENT

Exhibit A

to Warrant Purchase Agreement

SCHEDULE OF PURCHASERS

Name and Address		Number of Warrant Shares	Purchase Price of Warrants
1.	Ingalls & Snyder Value Partners, L.P. (1)	700,000	$87,500.00
2.	Robert L. Gipson (1)	350,000	$43,750.00
3.	Thomas L. Gipson (1)	140,000	$17,500.00
4.	Thomas O. Boucher, Jr. (1)	33,777	$4,222.13
5.	Federated Kaufmann Fund, a portfolio of Federated Equity Funds (2)	797,358	$99,669.75
6.	Federated Kaufmann II, a portfolio of Federated Insurance Series (2)	17,387	$2,173.38
7.	Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds (2)	121,142	$15,142.75
8.	American Skandia Trust, Federated Aggressive Growth Portfolio (2)	43,135	$5,391.88
9.	Longitude Venture Partners, L.P. (3)	839,811	$104,976.38
10.	Longitude Capital Associates, L.P. (3)	16,833	$2,104.13
11.	Sutter Hill Ventures, A California Limited Partnership (4)	280,365	$35,045.62
12.	David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98(4)	538	$67.25
13.	G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03(4)	1,596	$199.50
14.	Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust, U/A/D 4/23/98(4)	6,775	$846.88
15.	James C. Gaither, Trustee of The Gaither Revocable Trust, U/A/D 9/28/00 (4)	1,030	$128.75
16.	Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement dated 7/19/06(4)	707	$88.38
17.	David E. Sweet and Robin T. Sweet as Trustees of the David and Robin Sweet Living Trust Dated 7/6/04(4)	536	$67.00
18.	James N. White and Patricia A. O’Brien, Co-Trustees of The White Family Trust, U/A/D 4/3/97 (4)	13,924	$1,740.50
19.	William H. Younger, Jr., Trustee, The William H. Younger, Jr. Revocable Trust U/A/D 8/5/2009(4)	1,649	$206.13
20.	Saunders Holdings, L.P. (4)	46,791	$5,848.88
21.	Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement dated 2/24/99 (4)	10,594	$1,324.25
22.	Jeffrey W. Bird and Christina R. Bird, Co-Trustees of Jeffrey W. and Christina R. Bird Trust U/A/D 10/31/00 (4)	12,643	$1,580.38
23.	Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust (4)	2,094	$261.75
24.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson (5)	52,301	$6,537.63
25.	Wells Fargo Bank, N.A. FBO G. Leonard Baker, Jr. Roth IRA (5)	98,449	$12,306.13
26.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H Younger, Jr. (5)	55,493	$6,936.63
27.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe (5)	70,867	$8,858.38

Name and Address		Number of Warrant Shares	Purchase Price of Warrants
28.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover) (5)	2,893	$361.63
29.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar (5)	331	$41.38
30.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen (5)	331	$41.38
31.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post) (5)	1,243	$155.38
32.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin (5)	165	$20.63
33.	Joseph C. Cook, Jr. and Judith E. Cook, as Tenants in Common (6)	134,617	$16,827.13
34.	Steven D. Singleton (6)	6,120	$765.00
35.	Joseph C. Cook, III 2617 Barton Avenue Nashville, TN 37212	7,343	$917.88
36.	David L. Mahoney & Winnifred C. Ellis 1998 Family Trust Pier 5, The Embarcadero, Suite 102 San Francisco, CA 94111	48,952	$6,119.00
37.	Alexander Casdin 1140 Luneta Drive Del Mar, CA 92014	73,427	$9,178.38
38.	Douglas G. DeVivo, Trustee DeVivo Asset Management Co. LLC Money Purchase Pension Plan fbo Douglas G. DeVivo dtd 1/1/84 40 Laburnum Road Atherton, CA 94027	35,000	$4,375.00
39.	Longfellow Venture Partners, LLC 121 Columbia Street Cambridge, MA 02139	61,190	$7,648.75
40.	Pelmea LP 121 Columbia Street Cambridge, MA 02139	61,188	$7,648.50
41.	Byron W. Smith 915 Briarwood Crest Nashville, TN 37221	24,476	$3,059.50
42.	Steven D. Pruett 6963 Verde Way Naples FL 34108	24,476	$3,059.50
43.	VP Company Investments 2008, LLC c/o Russell Player 555 West Fifth Street, Suite 800 Los Angeles, CA 90013-1010	2,448	$306.00
44.	Alan C. and Agnes B. Mendelson Family Trust c/o Alan C. Mendelson 76 De Bell Dr Atherton, CA 94027	2,448	$306.00

TOTAL		4,202,443	$525,305.48

(1)	The address for Ingalls & Snyder Value Partners, L.P. and affiliated individuals is 61 Broadway, New York, NY 10006.
(2)	The address for the Federated Kaufmann funds is 55 Water Street New York, NY 10041.
(3)	The address for Longitude Capital and related entities is 800 El Camino Real, Suite 220, Menlo Park, California 94025.
(4)	The address for Sutter Hill Ventures and affiliated entities is 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304.
(5)	The address for Wells Fargo Bank, NA, is 600 California Street 12th Floor, San Francisco, CA 94108.
(6)	The address for Joseph C. Cook, Jr. and Steven D. Singleton is Mountain Group Capital, LLC, 1600 Division Street, Suite 580, Nashville, TN 37203.

EXHIBIT B

FORM OF WARRANT

See Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on March 29, 2012.

1

Exhibit C

to Warrant Purchase Agreement

SCHEDULE OF SHARES ISSUED UPON EXERCISE OF WARRANTS

Name and Address		Number of Shares Issued	Exercise Price of Shares Issued
1.	Ingalls & Snyder Value Partners, L.P. (1)	700,000	$2,072,000.00
2.	Robert L. Gipson (1)	350,000	$1,036,000.00
3.	Thomas L. Gipson (1)	140,000	$414,400.00
4.	Thomas O. Boucher, Jr. (1)	33,777	$99,979.92
5.	Federated Kaufmann Fund, a portfolio of Federated Equity Funds (2)	797,358	$2,360,179.68
6.	Federated Kaufmann II, a portfolio of Federated Insurance Series (2)	17,387	$51,465.52
7.	Federated Kaufmann Small Cap Fund, a portfolio of Federated Equity Funds (2)	121,142	$358,580.32
8.	American Skandia Trust, Federated Aggressive Growth Portfolio (2)	43,135	$127,679.60
9.	Longitude Venture Partners, L.P. (3)	839,811	$2,485,840.56
10.	Longitude Capital Associates, L.P. (3)	16,833	$49,825.68
11.	Sutter Hill Ventures, a California Limited Partnership (4)	280,365	$829,880.40
12.	David L. Anderson, Trustee of The Anderson Living Trust U/A/D 1/22/98(4)	538	$1,592.48
13.	G. Leonard Baker, Jr. and Mary Anne Baker, Co-Trustees of The Baker Revocable Trust U/A/D 2/3/03(4)	1,596	$4,724.16
14.	Tench Coxe and Simone Otus Coxe, Co-Trustees of The Coxe Revocable Trust, U/A/D 4/23/98(4)	6,775	$20,054.00
15.	James C. Gaither, Trustee of The Gaither Revocable Trust, U/A/D 9/28/00 (4)	1,030	$3,048.80
16.	Michael L. Speiser and Mary Elizabeth Speiser, Co-Trustees of Speiser Trust Agreement dated 7/19/06(4)	707	$2,092.72
17.	David E. Sweet and Robin T. Sweet as Trustees of the David and Robin Sweet Living Trust Dated 7/6/04(4)	536	$1,586.56
18.	James N. White and Patricia A. O’Brien, Co-Trustees of The White Family Trust, U/A/D 4/3/97(4)	13,924	$41,215.04
19.	William H. Younger, Jr., Trustee, The William H. Younger, Jr. Revocable Trust U/A/D 8/5/2009(4)	1,649	$4,881.04
20.	Saunders Holdings, L.P. (4)	46,791	$138,501.36
21.	Gregory P. Sands and Sarah J.D. Sands as Trustees of Gregory P. and Sarah J.D. Sands Trust Agreement dated 2/24/99 (4)	10,594	$31,358.24
22.	Jeffrey W. Bird and Christina R. Bird, Co-Trustees of Jeffrey W. and Christina R. Bird Trust U/A/D 10/31/00 (4)	12,643	$37,423.28
23.	Andrew T. Sheehan and Nicole J. Sheehan as Trustees of Sheehan 2003 Trust (4)	2,094	$6,198.24
24.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David L. Anderson (5)	52,301	$154,810.96
25.	Wells Fargo Bank, N.A. FBO G. Leonard Baker, Jr. Roth IRA (5)	98,449	$291,409.04
26.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO William H Younger, Jr. (5)	55,493	$164,259.28
27.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Tench Coxe (5)	70,867	$209,766.32

Name and Address		Number of Shares Issued	Exercise Price of Shares Issued
28.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO David E. Sweet (Rollover) (5)	2,893	$8,563.28
29.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Diane J. Naar (5)	331	$979.76
30.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Yu-Ying Chen (5)	331	$979.76
31.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Patricia Tom (Post) (5)	1,243	$3,679.28
32.	Wells Fargo Bank, N.A. FBO SHV Profit Sharing Plan FBO Robert Yin (5)	165	$488.40
33.	Joseph C. Cook, Jr. and Judith E. Cook, as Tenants in Common (6)	134,617	$398,466.32
34.	Steven D. Singleton (6)	6,120	$18,115.20
35.	Joseph C. Cook, III 2617 Barton Avenue Nashville, TN 37212	7,343	$21,735.28
36.	David L. Mahoney & Winnifred C. Ellis 1998 Family Trust Pier 5, The Embarcadero, Suite 102 San Francisco, CA 94111	48,952	$144,897.92
37.	Alexander Casdin 1140 Luneta Drive Del Mar, CA 92014	73,427	$217,343.92
38.	Douglas G. DeVivo, Trustee DeVivo Asset Management Co. LLC Money Purchase Pension Plan fbo Douglas G. DeVivo dtd 1/1/84 40 Laburnum Road Atherton, CA 94027	35,000	$103,600.00
39.	Longfellow Venture Partners, LLC 121 Columbia Street Cambridge, MA 02139	61,190	$181,122.40
40.	Pelmea L.P. 121 Columbia Street Cambridge, MA 02139	61,188	$181,116.48
41.	Byron W. Smith 915 Briarwood Crest Nashville, TN 37221	24,476	$72,448.96
42.	Steven D. Pruett 6963 Verde Way Naples FL 34108	24,476	$72,448.96
43.	VP Company Investments 2008, LLC c/o Russell Player 555 West Fifth Street, Suite 800 Los Angeles, CA 90013-1010	2,448	$7,246.08
44.	Alan C. and Agnes B. Mendelson Family Trust c/o Alan C. Mendelson 76 De Bell Dr Atherton, CA 94027	2,448	$7,246.08

TOTAL		4,202,443	$12,439,231.28

(1)	The address for Ingalls & Snyder Value Partners, L.P. and affiliated individuals is 61 Broadway, New York, NY 10006.
(2)	The address for the Federated Kaufmann funds is 55 Water Street New York, NY 10041.
(3)	The address for Longitude Capital and related entities is 800 El Camino Real, Suite 220, Menlo Park, California 94025.
(4)	The address for Sutter Hill Ventures and affiliated entities is 755 Page Mill Road, Suite A-200, Palo Alto, CA 94304.
(5)	The address for Wells Fargo Bank, NA, is 600 California Street 12th Floor, San Francisco, CA 94108.
(6)	The address for Joseph C. Cook, Jr. and Steven D. Singleton is Mountain Group Capital, LLC, 1600 Division Street, Suite 580, Nashville, TN 37203.

APPENDIX I

to Warrant Purchase Agreement

CORCEPT THERAPEUTICS INCORPORATED

PURCHASER QUESTIONNAIRE

(ALL INFORMATION WILL BE TREATED CONFIDENTIALLY)

To:	Corcept Therapeutics Incorporated

149 Commonwealth Drive

Menlo Park, CA 94025

This Purchaser Questionnaire (“Questionnaire”) must be completed by each potential investor in connection with the offer and sale of warrants (“Warrants”) to purchase shares of the Company’s Common Stock, par value $0.001 per share (the “Common Stock”), pursuant to the Warrant Purchase Agreement by and among Corcept Therapeutics Incorporated (the “Company”) and those persons or entities listed as purchasers on Exhibit A thereto (the “Purchasers”). Warrants are being offered and sold by the Company without registration under the Securities Act of 1933, as amended (the “Act”), and the securities laws of certain states, in reliance on the exemptions contained in Section 4(2) of the Act and on Regulation D promulgated thereunder and in reliance on similar exemptions under applicable state laws. The Company must determine that a potential investor meets certain suitability requirements before offering or selling Warrants to such investor. The purpose of this Questionnaire is to assure the Company that each investor will meet the applicable suitability requirements. The information supplied by you will be used in determining whether you meet such criteria, and reliance upon the private offering exemption from registration is based in part on the information herein supplied.

This Questionnaire does not constitute an offer to sell or a solicitation of an offer to buy any security. Your answers will be kept strictly confidential. However, by signing this Questionnaire you will be authorizing the Company to provide a completed copy of this Questionnaire to such parties as the Company deems appropriate in order to ensure that the offer and sale of Warrants will not result in a violation of the Act or the securities laws of any state and that you otherwise satisfy the suitability standards applicable to purchasers of Warrants. All potential investors must answer all applicable questions and complete, date and sign this Questionnaire. Please print or type your responses and attach additional sheets of paper if necessary to complete your answers to any item.

A.	BACKGROUND INFORMATION

Name:

Business Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:

E-Mail Address:

Residence Address:
(Number and Street)

(City)	(State)	(Zip Code)

Telephone Number:

If an individual:

Age:	Citizenship:	Where registered to vote:

If a corporation, partnership, limited liability company, trust or other entity:

Type of entity:

State of formation:	Date of formation:

Social Security or Taxpayer Identification No.:

Send all correspondence to (check one):      Residence Address      Business Address

Current ownership of securities of the Company:

            shares of common stock, par value $0.001 per share (the “Common Stock”)

options to purchase              shares of Common Stock

warrants to purchase              shares of Common Stock

B.	STATUS AS ACCREDITED INVESTOR

The undersigned is an “accredited investor” as such term is defined in Regulation D under the Act, as at the time of the sale of Warrants the undersigned falls within one or more of the following categories (Please initial one or more, as applicable):1

       (1) a bank as defined in Section 3(a)(2) of the Act, or a savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the Act; an investment company registered under the Investment Corporation Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a Small Business Investment Corporation licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with the investment decisions made solely by persons that are accredited investors;

       (2) a private business development company as defined in Section 202(a)(22) of the Investment Adviser Act of 1940;

       (3) an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring Warrants offered, with total assets in excess of $5,000,000;

       (4) a director or executive officer of the Company;

       (5) a natural person whose individual net worth1, or joint net worth1 with that person’s spouse, at the time of such person’s purchase of Warrants exceeds $1,000,000;

       (6) a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with that person’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

[1]

For purposes of this Questionnaire, “net worth” means the excess of total assets at fair market value over total liabilities, except that the principal residence owned by a natural person shall be valued either at (a) cost, including the cost of improvements, net of current encumbrances upon the property or (b) at the appraised value of the residence as determined upon a written appraisal used by an institutional lender making a loan to the individual secured by the property, including the cost of subsequent improvements, net of current encumbrances upon the property, provided that the principal residence owned by a natural person shall not be included in the calculation of net worth unless the value of the principal residence is negative. As used in the preceding sentence, “institutional lender” means a bank, savings and loan company, industrial loan company, credit union or personal property broker or a company whose principal business is as a lender of loans secured by real property and which has such loans receivable in the amount of $2,000,000 or more.

       (7) a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring Warrants offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; and

       (8) an entity in which all of the equity owners are accredited investors (as defined above).

C.	REPRESENTATIONS

The undersigned hereby represents and warrants to the Company as follows:

1.	Any purchase of Warrants would be solely for the account of the undersigned and not for the account of any other person or with a view to any resale, fractionalization, division, or distribution thereof.

2.	The information contained herein is complete and accurate and may be relied upon by the Company, and the undersigned will notify the Company immediately of any material change in any of such information occurring prior to the closing, if any, with respect to the purchase of Warrants by the undersigned or any co-purchaser.

3.	There are no suits, pending litigation, or claims against the undersigned that could materially affect the net worth of the undersigned as reported in this Questionnaire.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire this     day of                     , 2012, and declares under oath that it is truthful and correct.

Print Name

By:
Signature

Title:
(required for any purchaser that is a corporation, partnership, trust or other entity)

APPENDIX II

to Warrant Purchase Agreement

SELLING STOCKHOLDER NOTICE AND QUESTIONNAIRE

Name of Selling Stockholder (please print)

CORCEPT THERAPEUTICS INCORPORATED

QUESTIONNAIRE FOR SELLING STOCKHOLDERS

IMPORTANT: IMMEDIATE ATTENTION REQUIRED

This Questionnaire is being furnished to all persons or entities (the “Purchasers”) electing to purchase warrants (“Warrants”) to purchase shares of Common Stock (“Common Stock”) of Corcept Therapeutics Incorporated (the “Company”) pursuant to the Warrant Purchase Agreement by and among the Company and the Purchasers (the “Purchase Agreement”) to which this Questionnaire is an Appendix. This Questionnaire relates to certain information required to be disclosed in the Registration Statement on Form S-3 being prepared by the Company for filing with the United States Securities and Exchange Commission (the “SEC”) pursuant to the Registration Rights Agreement entered into by the Company and the Purchasers (the “Registration Rights Agreement”) in connection with the Purchase Agreement. The Company must receive a completed Questionnaire from each Purchaser in order to include such Purchaser’s shares of Common Stock issuable upon exercise of Warrants in the Registration Statement.

The furnishing of accurate and complete responses to the questions posed in this Questionnaire is an extremely important part of the registration process. The inclusion of inaccurate or incomplete disclosures in the Registration Statement can result in potential liabilities, both civil and criminal, to the Company and to the individuals who furnish the information. Accordingly, Purchasers are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and related prospectus.

PLEASE GIVE A RESPONSE TO EVERY QUESTION, indicating “None” or “Not Applicable” where appropriate. Please complete, sign, and return one copy of this Questionnaire by facsimile, email or overnight courier as soon as possible.

Latham & Watkins
505 Montgomery St., Suite 2000
San Francisco, CA 94109
Attn:	Daniel J. Cunha
Fax:	415-395-8095
Email:	daniel.cunha@lw.com

Unless stated otherwise, answers should be given as of the date you complete this Questionnaire. However, it is your responsibility to inform us of any changes that may occur to your situation. If there is any situation about which you have any doubt, or if you are uncertain as to the meaning of any terms used in this Questionnaire, please contact Daniel Cunha pursuant to the contact information above.

2

PART I - STOCK OWNERSHIP

Item 1. Beneficial Ownership.

a. Deemed Beneficial Ownership. Please state the amount of securities of the Company you own on March 23, 2012. (If none, please so state in each case.)

Amount Beneficially Owned[1]	Number of Shares of Common Stock Owned

Please state the number of shares owned by you or by family members, trusts and other organizations with which you have a relationship, and any other shares of which you may be deemed to be the “beneficial owner”[1]:

Total Shares:

Of such shares:

Shares as to which you have sole voting power:

Shares as to which you have shared voting power:

Shares as to which you have sole investment power:

Shares as to which you have shared investment power:

Shares which you will have a right to acquire before May 22, 2012 through the exercise of options, warrants or otherwise:

Do you have any present plans to exercise options or otherwise acquire, dispose of or to transfer shares of Common Stock of the Company between the date you complete this Questionnaire and the date which is 60 days after the date in which the Registration Statement is filed?

Answer:

If so, please describe.

3

b. Pledged Securities. If any of such securities have been pledged or otherwise deposited as collateral or are the subject matter of any voting trust or other similar agreement or of any contract providing for the sale or other disposition of such securities, please give the details thereof.

Answer:

c. Disclaimer of Beneficial Ownership. Do you wish to disclaim beneficial ownership1 of any of the shares reported in response to Item 1(a)?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the shares in question.

Name and Address of Actual Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

d. Shared Voting or Investment Power over Securities. Will any person be deemed to have beneficial ownership over any of the Securities purchased by you pursuant to the Purchase Agreement?

Answer:

If the answer is “Yes”, please furnish the following information with respect to the person or persons who should be shown as the beneficial owner(s)1 of the Securities in question.

Name and Address of Beneficial Owner	Relationship of Such Person To You	Number of Shares Beneficially Owned

Item 2. Major Shareholders. Please state below the names of persons or groups known by you to own beneficially1 more than 5% of the Company’s Common Stock.

Answer:

Item 3. Change of Control. Do you know of any contractual arrangements, including any pledge of securities of the Company, the operation of which may at a subsequent date result in a change of control of the Company?

Answer:

4

Item 4. Relationship with the Company. Please state the nature of any position, office or other material relationship you have, or have had since March 1, 2009, with the Company or its affiliates.

Name	Nature of Relationship

Item 5 Broker-Dealer Status Is the Purchaser a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐  Yes.

☐  No.

Note that the Company will be required to identify any registered broker-dealer as an underwriter in the prospectus.

If so, please answer the remaining questions in this section.

a. If the Purchaser is a registered broker-dealer, please indicate whether the Purchaser purchased its Common Stock for investment or acquire them as transaction-based compensation for investment banking or similar services.

Answer:

Note: if the Purchaser is a registered broker-dealer and received its Common Stock other than as transaction-based compensation, the Company is required to identify the Purchaser as an underwriter in the Registration Statement and related Prospectus.

b. Is the Purchaser an affiliate of a registered broker-dealer? For purposes of this Question, an “affiliate” of a specified person or entity means a person or entity that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person or entity specified.

☐  Yes.

☐  No.

5

If so, please answer the remaining questions in this section.

i. Please describe the affiliation between the Purchaser and any registered broker-dealers:

ii. If the Common Stock were received by the Purchaser other than in the ordinary course of business, please describe the circumstances:

iii. If the Purchaser, at the time of its receipt of Common Stock, has had any agreements or understandings, directly or indirectly, with any person to distribute the Common Stock, please describe such agreements or understandings:

Note that if the Purchaser is an affiliate of a broker-dealer and did not receive its Common Stock in the ordinary course of business or at the time of receipt had any agreements or understandings, directly or indirectly, to distribute the securities, the Company must identify the Purchaser as an underwriter in the Prospectus.

Item 6 Nature of Beneficial Holding The purpose of this question is to identify the ultimate natural person(s) or publicly held entity that exercise(s) sole or shared voting or dispositive power over the Registrable Securities.

a. Is the Purchaser a natural person?

☐  Yes.

☐  No.

b. Is the Purchaser required to file, or is it a wholly owned subsidiary of a company that is required to file, periodic and other reports (for example, form 10-K, 10-Q, 8-K) with the Securities and Exchange Commission pursuant to Section 13(a) or 15(d) of the Exchange Act?

☐  Yes.

☐  No.

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c. Is the Purchaser an investment company, or a subsidiary of an investment company, registered under the Investment Company Act of 1940, as amended?

☐  Yes.

☐  No.

If a subsidiary, please identify the publicly held parent entity:

d. If you answered “no” to questions (a), (b) and (c) above, please identify the controlling person(s) of the Purchaser (the “Controlling Entity”). If the Controlling Entity is not a natural person or a publicly held entity, please identify each controlling person(s) of such Controlling Entity. This process should be repeated until you reach natural persons or a publicly held entity that exercises sole or shared voting or dispositive power over the Registrable Securities:

***PLEASE NOTE THAT THE SECURITIES AND EXCHANGE COMMISSION REQUIRES THAT THESE NATURAL PERSONS BE NAMED IN THE PROSPECTUS***

PART II - CERTAIN TRANSACTIONS

Item 7. Transactions with the Company. If you, any of your associates2, or any member of your immediate family3 had or will have any direct or indirect material interest in any transactions4 or series of transactions to which the Company or any of its subsidiaries was a party at any time since March 1, 2009, or in any currently proposed transactions or series of transactions in which the Company or any of its subsidiaries will be a party, in which the amount involved exceeds $120,000, please specify (a) the names of the parties to the transaction(s) and their relationship to you, (b) the nature of the interest in the transaction, (c) the amount involved in the transaction and (d) the amount of the interest in the transaction. If the answer is “none”, please so state.

Answer:

Item 8. Third Party Payments. Please describe any compensation paid to you by a third party pursuant to any arrangement between the Company and any such third party.

Answer:

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PART III - PLAN OF DISTRIBUTION

The selling stockholders and any of their pledgees, donees, transferees, assignees or other successors-in-interest may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices. The selling stockholders may use one or more of the following methods when disposing of the shares or interests therein:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	through brokers, dealers or underwriters that may act solely as agents;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	short sales;

•

through the writing or settlement of options or other hedging transactions entered into after the effective date of the registration statement of which this prospectus is a part, whether through an options exchange or otherwise;

•	broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

•	a combination of any such methods of disposition; and

•	any other method permitted pursuant to applicable law.

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The selling stockholders may also sell shares under Rule 144 under the Securities Act of 1933, as amended, or Securities Act, if available, rather than under this prospectus.

Broker-dealers engaged by the selling stockholders may arrange for other broker-dealers to participate in sales. Broker-dealers may receive commissions or discounts from the selling stockholders (or, if any broker-dealer acts as agent for the purchaser of shares, from the purchaser) in amounts to be negotiated. The selling stockholders do not expect these commissions and discounts to exceed what is customary in the types of transactions involved.

The selling stockholders may from time to time pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell shares of common stock from time to time under this prospectus, or under a supplement or amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.

Upon being notified in writing by a selling stockholder that any material arrangement has been entered into with a broker-dealer for the sale of common stock through a block trade, special offering, exchange distribution or secondary distribution or a purchase by a broker or dealer, we will file a supplement to this prospectus, if required, pursuant to Rule 424(b) under the Securities Act, disclosing (i) the name of each such selling stockholder and of the participating broker-dealer(s), (ii) the number of shares involved, (iii) the price at which such shares of common stock were sold, (iv) the commissions paid or discounts or concessions allowed to such broker-dealer(s), where applicable, (v) that such broker-dealer(s) did not conduct any investigation to verify the information set out or incorporated by reference in this prospectus, and (vi) other facts material to the transaction. In addition, upon being notified in writing by a selling stockholder that a donee or pledge intends to sell more than 500 shares of common stock, we will file a supplement to this prospectus if then required in accordance with applicable securities law.

The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of the shares of common stock or interests in shares of common stock, the selling stockholders may enter into hedging transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The selling stockholders may also sell shares of common stock short after the effective date of the registration statement of which this prospectus is a part and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities. The selling stockholders may also enter into option or other transactions after the effective date of the registration statement of which this prospectus is a part with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial

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institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The selling stockholders and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The maximum commission or discount to be received by any member of the Financial Industry Regulatory Authority (FINRA) or independent broker-dealer will not be greater than 8% of the initial gross proceeds from the sale of any security being sold.

We have advised the selling stockholders that they are required to comply with Regulation M promulgated under the Securities and Exchange Act during such time as they may be engaged in a distribution of the shares. The foregoing may affect the marketability of the common stock.

The aggregate proceeds to the selling securityholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any. Each of the selling securityholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents. We will not receive any of the proceeds from this offering.

We are required to pay all fees and expenses incident to the registration of the shares. We have agreed to indemnify the selling stockholders against certain losses, claims, damages and liabilities, including liabilities under the Securities Act or otherwise.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (a) the date that is three years after the Closing Date (as defined in the Purchase Agreement) and (b) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement of which this prospectus forms a part or pursuant to Rule 144 of the Securities Act.

*    *    *

The undersigned has reviewed the Plan of Distribution set forth above and does not have a present intention of effecting a sale in a manner not described therein.

Agree	Disagree
(If left blank, response will be deemed to be “Agree”.)

The undersigned hereby represents that the undersigned understands, pursuant to the Securities Act Sections Compliance and Disclosure Interpretations Section 239.10, a copy of which is attached hereto as Exhibit 1, that the undersigned may not make any short sale of the

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Common Stock prior to the effectiveness of the Registration Statement, and further covenants to the Company that the undersigned will not engage in any short sales of such stock to be registered under the Registration Statement prior to its effectiveness.

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SIGNATURE

The undersigned understands that the Company anticipates filing the Registration Statement within the time frame set forth in the Registration Rights Agreement. If at any time any of the information set forth in my responses to this Questionnaire has materially changed due to passage of time, or any development occurs which requires a change in any of my answers, or has for any other reason become incorrect, the undersigned agrees to furnish as soon as practicable to the individual to whom a copy of this Questionnaire is to be sent, as indicated and at the address shown on the first page hereof, any necessary or appropriate correcting information. Otherwise, the Company is to understand that the above information continues to be, to the best of my knowledge, information and belief, complete and correct.

Upon any sale of Common Stock pursuant to the Registration Statement, the undersigned hereby agrees to deliver to the Company and to Continental Stock Transfer & Trust Company, as transfer agent, the Certificate of Subsequent Sale set forth in Exhibit I hereto.

The undersigned understands that the information that the undersigned is furnishing to the Company herein will be used by the Company in the preparation of the Registration Statement.

Name of Purchaser:

Date: , 2012	Signature:

Print Name:

Title (if applicable):

Address:

Street

City State Zip Code

Telephone Number

Facsimile Number

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FOOTNOTES

1.	Beneficial Ownership. You are the beneficial owner of a security, as defined in Rule 13d-3 under the Securities Exchange Act of 1934 (the “Exchange Act”), if you, directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise have or share: (1) voting power, which includes the power to vote, or to direct the voting of, such security, and/or (2) investment power, which includes the power to dispose, or to direct the disposition of, such security. You are also the beneficial owner of a security if you, directly or indirectly, create or use a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement, or device with the purpose or effect of divesting yourself of beneficial ownership of a security or preventing the vesting of such beneficial ownership.

You are deemed to be the beneficial owner of a security if you have the right to acquire beneficial ownership of such security at any time within 60 days including, but not limited to, any right to acquire such security (a) through the exercise of any option, warrant or right, (b) through the conversion of a security, or (c) pursuant to the automatic termination of, or the power to revoke a trust, discretionary account, or similar arrangement.

Ordinarily, shares held in the name of your spouse or minor child should be considered as beneficially owned by you absent special circumstances to indicate that you do not have, as a practical matter, voting power or investment power over such shares. Similarly, absent countervailing facts, securities held in the name of relatives who share your home are to be reported as being beneficially owned by you. In addition, securities held for your benefit in the name of others, such as nominees, trustees and other fiduciaries, securities held by a partnership of which you are a partner, and securities held by a corporation controlled by you should be regarded as beneficially owned by you.

This definition of beneficial ownership is very broad; therefore, even through you may not actually have or share voting or investment power with respect to securities owned by persons in your family or living in your home, you should include such shares in your beneficial ownership disclosure and may then disclaim beneficial ownership of such securities.

2.	Associate. The term “associate”, as defined in Rule 14a-1 under the Exchange Act, means (a) any corporation or organization (other than the Company or any of its majority owned subsidiaries) of which you are an officer or partner or are, directly or indirectly, the beneficial owner of 10% or more of any class of equity securities, (b) any trust or other estate in which you have a substantial beneficial interest or as to which you serve as trustee or in a similar capacity, and (c) your spouse, or any relative of yours or relative of your spouse living in your home or who is a director or officer of the Company or of any subsidiary. The term “relative of yours” as used in this Questionnaire refers to any relative or spouse of yours, or any relative of such spouse, who has the same home as you or who is a director or officer of any subsidiary of the Company.

Please identify your associate referred to in your answer and indicate your relationship.

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3.	Immediate Family. The members of your “immediate family” are deemed to include the following: your spouse; your parents; your children; your siblings; your mother-in-law or father-in-law; your sons and daughters-in-law; and your brothers and sisters-in-law.

4.	Transactions. The term “transaction” is to be understood in its broadest sense, and includes the direct or indirect receipt of anything of value. Please note that indirect as well as direct material interests in transactions are to be disclosed. Transactions in which you would have a direct interest would include your purchasing or leasing anything (stock in a business acquired by the Company, office space, plants, Company apartments, computers, raw materials, finished goods, etc.) from or selling or leasing anything to, or borrowing or lending cash or other property from or to, the Company, or any subsidiary.

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Exhibit 1

Securities Act Sections Compliance and Disclosure Interpretations Section 239.10:

“An issuer filed a Form S-3 registration statement for a secondary offering of common stock which is not yet effective. One of the selling shareholders wanted to do a short sale of common stock “against the box” and cover the short sale with registered shares after the effective date. The issuer was advised that the short sale could not be made before the registration statement becomes effective, because the shares underlying the short sale are deemed to be sold at the time such sale is made. There would, therefore, be a violation of Section 5 if the shares were effectively sold prior to the effective date.”

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Exhibit I

CERTIFICATE OF SUBSEQUENT SALE

Continental Stock Transfer & Trust Company

17 Battery Place

New York, NY 10004

RE:	Sale of Shares of Common Stock of Corcept Therapeutics Incorporated. (the “Company”) pursuant to the Company’s Prospectus dated , (the “Prospectus”)

Dear Sir/Madam:

The undersigned hereby certifies, in connection with the sale of shares of Common Stock of the Company included in the table of Selling Stockholders in the Prospectus, that the undersigned has sold the shares pursuant to the Prospectus and in a manner described under the caption “Plan of Distribution” in the Prospectus and that such sale complies with all securities laws applicable to the undersigned, including, without limitation, the Prospectus delivery requirements of the Securities Act of 1933, as amended.

Selling Stockholder (the beneficial owner):

Record Holder (e.g., if held in name of nominee):

Restricted Stock Certificate No.(s):

Number of Shares Sold:

Date of Sale:

In the event that you receive a stock certificate(s) representing more shares of Common Stock than have been sold by the undersigned, then you should return to the undersigned a newly issued certificate for such excess shares in the name of the Record Holder and BEARING A RESTRICTIVE LEGEND. Further, you should place a stop transfer on your records with regard to such certificate. Notwithstanding the foregoing, in the event that the undersigned executes and delivers to you and to the Company the certification set forth on Annex I, upon instructions from the Company, you should return to the undersigned a newly issued certificate for such excess shares of Common Stock in the name of the Record Holder without any

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restrictive legend. In addition, no subsequent certification will be required to be delivered to you by the undersigned provided that the representations and warranties set forth on Annex I have been delivered to you and continue to be accurate.

Very truly yours,

Dated:	By:

Print Name:

Title:

cc:	Corcept Therapeutics Incorporated

149 Commonwealth Drive

Menlo Park, CA 94025

Attn: Chief Financial Officer

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Annex I

In connection with any excess shares to be returned to the Selling Stockholder upon a sale of shares of Common Stock of Corcept Therapeutics Incorporated (the “Company”) included in the table of Selling Stockholders in the Prospectus, the undersigned hereby certifies to the Company and Continental Stock Transfer & Trust Company, that:

1. In connection with the sale by the undersigned stockholder of any of the shares of Common Stock, the undersigned stockholder will deliver a copy of the Prospectus included in the Registration Statement to the purchaser directly or through the undersigned stockholder’s broker-dealer in compliance with the requirements of the Securities Act of 1933 and the Securities Exchange Act of 1934.

2. Any such sale will be made only in the manner described under “Plan of Distribution” in the Prospectus.

3. The undersigned stockholder will only sell the shares of Common Stock while the Registration Statement is effective, unless another exemption from registration is available.

4. The Company and its attorneys may rely on this letter to the same extent as if it were addressed to them.

5. The undersigned stockholder agrees to notify you immediately of any development or occurrence which to his, her or its knowledge would render any of the foregoing representations and agreements inaccurate.

All terms not defined herein are as defined in the Warrant Purchase Agreement made as of March 25, 2012 among the Company and the Purchasers.

Very truly yours,

Dated:	By:

Print Name:

Title:

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APPENDIX III

FORM OF REGISTRATION RIGHTS AGREEMENT

See Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on March 29, 2012.

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APPENDIX IV

FORM OF OPINION OF LATHAM & WATKINS LLP

1. The Company is a corporation under the DGCL, with corporate power and authority to enter into each of the Warrant Purchase Agreement, Registration Rights Agreement and Warrants (the “Transaction Documents”) and perform its obligations thereunder. With your consent, based solely on certificates from public officials, such counsel confirms that the Company is validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in the State of California.

2. The execution, delivery and performance of each of the Warrant Purchase Agreement and the Registration Rights Agreement has been duly authorized by all necessary corporate action of the Company and has been duly executed and delivered by the Company.

3. The execution, delivery and performance of the Warrants have been duly authorized by all necessary corporate action of the Company and, when executed, issued and delivered to the Purchasers in accordance with the terms of the Warrant Purchase Agreement, will be the legally valid and binding obligations of the Company, enforceable against the Company in accordance with their terms.

4. Each of the Warrant Purchase Agreement and the Registration Rights Agreement constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

5 The shares of Common Stock initially issuable upon exercise of the Warrants (the “Warrant Shares”) have been duly authorized by all necessary corporate action of the Company. Assuming issuance of the Warrant Shares upon the exercise of the Warrants on the date hereof in accordance with the terms of the Warrant Purchase Agreement and the Warrants, the Warrant Shares would be validly issued, fully paid and non-assessable and free of preemptive rights arising from the Amended and Restated Certificate of Incorporation and Amended and Restated Bylaws of the Company (the “Governing Documents”).

6. The execution and delivery of each of the Transaction Documents and the issuance and sale of the Warrants to the Purchasers pursuant to the Warrant Purchase Agreement do not on the date hereof: (a) violate the provisions of the Governing Documents; (b) violate any federal or California statute, rule or regulation applicable to the Company or the DGCL; (c) require any consents, approvals, or authorizations to be obtained by the Company from, or any registrations, declarations or filings to be made by the Company with, any governmental authority under any federal or California statute, rule or regulation applicable to the Company on or prior to the date hereof; or (d) result in the breach of or a default under any of the agreements identified to such counsel by an officer of the Company as material to the Company and listed on a schedule to such opinion.

7. Assuming the accuracy of the representations and warranties of each of the Purchasers contained in the Warrant Purchase Agreement, (a) no registration of the Warrants

1

under the Securities Act of 1933, as amended, is required for the purchase of the Warrants by the Purchasers in the manner contemplated by the Warrant Purchase Agreement and (b) no registration of the Warrant Shares under the Securities Act of 1933, as amended, would be required for the issuance of the Warrant Shares to the Purchasers upon exercise of the Warrants in accordance with the terms of the Warrant Purchase Agreement and the Warrants, assuming such issuance and exercise took place on the date hereof. Such counsel expresses no opinion, however, as to when or under what circumstances any Warrants initially sold to the Purchasers by the Company or any Warrant Shares issued upon exercise of Warrants may be reoffered or resold.

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SCHEDULE OF EXCEPTIONS

March 25, 2012

This Schedule of Exceptions is being furnished by Corcept Therapeutics Incorporated, a Delaware corporation, (the “Company”), to the Purchasers listed on Exhibit A to that certain Warrant Purchase Agreement of even date herewith by and among the Company and such Purchasers (the “Agreement”) in connection with the execution and delivery of the Agreement, pursuant to Section 4 of the Agreement. Unless the context otherwise requires, all capitalized terms used in this Schedule of Exceptions shall have the respective meanings ascribed to such terms in the Agreement.

This Schedule of Exceptions and the information, descriptions and disclosures included herein is intended to set forth exceptions to the representations and warranties of the Company contained in the Agreement. The contents of all agreements and other documents referred to in a particular section of this Schedule of Exceptions are incorporated by reference into such particular section as though fully set forth in such section.

4.9	No Material Adverse Change

During the period subsequent to December 31, 2011, there have been (i) changes in cash flows and results of operations, (ii) stock option grants and (iii) increases in shares available under the 2004 Equity Incentive Plan, each of which transpired in the ordinary course of business.

4.11	No Integrated Offering

The following information is for provided for informational purposes only and does not constitute a representation or warranty of the Company:

On March 30, 2007, the Company sold 9,000,000 shares of Common Stock in a private placement under Rule 506 under the Securities Act of 1933, as amended (the “Securities Act”) to a total of 39 “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $1.00 per share, for aggregate proceeds of $9,000,000.

On August 17, 2007, the Company sold 3,599,997 shares of Common Stock in a private placement under Rule 506 under the Securities Act to a total of 32 “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $2.10 per share, for aggregate proceeds of $7,599,999.

On September 24, 2007, the Company sold 1,190,476 shares of Common Stock in a private placement under Rule 506 under the Securities Act to one “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $2.10 per share, for aggregate proceeds of $2,500,000.

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On March 14, 2008, the Company sold 8,923,210 shares of Common Stock and warrants to purchase 4,461,599 shares of Common Stock in a private placement under Rule 506 under the Securities Act to a total of 31 “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $2.77 per share and $0.125 per warrant, for aggregate proceeds of approximately $25,275,000.

During the quarter ended September 30, 2008, the Company sold 404,587 shares of Common Stock in private placements under Rule 506 under the Securities Act to one “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) at an average price of $1.85 per share, for aggregate proceeds of $750,000.

On October 16, 2009, the Company sold 12,596,475 shares of Common Stock and warrants to purchase an aggregate of 4,408,773 shares of Common Stock in a private placement under Rule 506 under the Securities Act to a total of 43 “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $1.43 per unit (consisting of one share of Common Stock and .35 of a warrant to purchase one share of Common Stock), for aggregate proceeds of approximately $18,000,000.

In addition to the sales of shares of Common Stock on October 16, 2009, during the quarter ended December 31, 2009, the Company sold 102,149 shares of Common Stock in private placements under Rule 506 under the Securities Act to one “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) at an average price of $2.45 per share, for aggregate proceeds of $250,000.

During the quarter ended March 31, 2010, the Company sold 229,031 shares of Common Stock in private placements under Rule 506 under the Securities Act to one “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) at an average price of $2.73 per share, for aggregate proceeds of $625,000.

On April 21, 2010, the Company issued 4,286,395 shares of Common Stock upon the exercise of warrants in a private placement under Rule 506 under the Securities Act to a total of 41 “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $1.66 per share, for aggregate proceeds of approximately $7.1 million. In connection therewith, on April 21, 2010, the Company also sold warrants to purchase an aggregate of 4,286,395 shares of Common Stock in private placements under Rule 506 under the Securities Act to the same 41 “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $0.125 per share of Common Stock underlying the warrants, for aggregate proceeds of approximately $0.5 million.

On July 13, 2011, the Company issued 80,991 shares of Common Stock upon the exercise of warrants in a private placement under Rule 506 under the Securities Act to one “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) at an average price of $2.85 per share, for aggregate proceeds of approximately $231,000.

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On March 20, 2012, the Company issued 48,952 shares of Common Stock upon the exercise of warrants in a private placement under Rule 506 under the Securities Act to two “accredited investors” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $2.96 per share, for aggregate proceeds of approximately $144,900.

On March 20, 2012, the Company issued 44,130 shares of Common Stock upon the exercise of a warrant in a private placement under Rule 506 under the Securities Act to one “accredited investor” (as defined in Rule 501 of Regulation D under the Securities Act) at a price of $2.77 per share, for aggregate proceeds of approximately $122,240.

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